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                                                                    EXHIBIT 99.6



                          CONSENT OF RALPH K. HOLLIDAY



        Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the prospectus/joint proxy statement included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.



                                             /s/ Ralph K. Holliday
                                             ---------------------
                                             Ralph K. Holliday


Date: December 20, 2000